UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 22, 2014

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                          Results of Operations and Financial Condition.

On April 24, 2014, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Corporation Reports Results for Second Quarter of Fiscal 2014," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release contains financial and other information including that related to the Company's second fiscal quarter ended March 31, 2014.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                          Other Events

The press release referenced above also states that on April 22, 2014, the Company's Board of Directors authorized an increase in the existing share repurchase program to $150 million from the previous remaining level of $62 million.  The Company intends to continue to repurchase its shares pursuant to the program from time to time in open market transactions, depending on market conditions, at management's discretion.  The timing, manner, price and amounts of repurchases will be determined at the Company's discretion, and the share repurchase program may be suspended, terminated or modified at any time for any reason.  The repurchase program does not obligate the Company to acquire any specific number of shares.  In addition, as part of the share repurchase program, the Company also intends to repurchase shares pursuant to a Rule 10b5-1 plan, which permits stock repurchases when the Company might otherwise be precluded from doing so under insider trading laws or because of self-imposed trading blackout periods.

Item 9.01                          Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is being furnished, not filed, herewith pursuant to Item 2.02 of Form 8-K:

99.1 Press release, dated April 24, 2014, entitled "Cabot Microelectronics Corporation Reports Results for Second Quarter of Fiscal 2014."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: April 24, 2014	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Executive Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release, dated April 24, 2014, entitled "Cabot Microelectronics Corporation Reports Results for Second Quarter of Fiscal 2014."